FILE NO. 2-27539
    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 29, 2004
    ------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ---------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]
     Pre-Effective Amendment No.                                             [ ]
                                  --
     Post-Effective Amendment No. 51                                         [x]
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No. 37                                                        [x]

                        (Check appropriate box or boxes)

                           ARMSTRONG ASSOCIATES, INC.
               (Exact Name of Registrant as Specified in Charter)

750 North St. Paul, LB 13, Suite 1300, Dallas, Texas                     75201
         (Address of Principal Executive Offices)                     (Zip Code)

Registrant's Telephone Number, including Area Code: (214) 720-9101

                                  C. K. Lawson
                                    President
                           Armstrong Associates, Inc.
                            750 North St. Paul, LB 13
                                   Suite 1300
                               Dallas, Texas 75201
                    (Name and Address for Agent for Service)

                                    ---------

Approximate Date of Proposed Public Offering: October 29, 2004

It is proposed that this filing will become effective (check appropriate box)
 X   immediately upon filing pursuant to paragraph (b)
---
     on (date) pursuant to paragraph (b)
---
     60 days after filing pursuant to paragraph (a)(i)
---
     on (date) pursuant to paragraph (a)(i)
---
     75 days after filing pursuant to paragraph (a)(ii)
---
     on (date) pursuant to paragraph (a)(ii) of Rule 485.
---

If appropriate, check the following box:
     this post-effective amendment designates a new effective date for a previously filed post-effective amendment
---

                                    ---------

TITLE OF SECURITIES BEING REGISTERED ............ COMMON STOCK ($1.00 PAR VALUE)

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Prospectus                                                      October 29, 2004

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                                                                       armstrong
                                                                      associates
                                                                            inc.
















THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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armstrong associates inc.-------------------------------------------------------

Prospectus
October 29, 2004


TABLE OF CONTENTS

Summary Information on Armstrong
     Investment Objective .................................................    1
     Principal Investment Strategies ......................................    1
     Primary Risk of Investing ............................................    1
     Information on Risk/Return ...........................................    1

Fees and Expenses .........................................................    2

What is a Mutual Fund .....................................................    2

Introduction to Armstrong Associates, Inc. ................................    2

Who Should Invest .........................................................    3

Investment Objective and Policies of Armstrong ............................    3

Discussion of Primary Risks ...............................................    4

Management Discussion of Fund Performance for the 2004
Fiscal Year ...............................................................    5

Graphs of Historical Performance and Related Comments .....................    6

Investment Management .....................................................    7

Pricing of Fund Shares ....................................................    7

Information on the Purchase and Redemption of Armstrong Shares ............    8

Dividends, Capital Gains Distributions and Federal Tax Information ........    9

Shareholder Services ......................................................    9

Financial Highlights ....................................................10 - 11

Purchase Application ......................................................   12

Instructions for Purchase Application .....................................   13
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SUMMARY INFORMATION ON ARMSTRONG

INVESTMENT OBJECTIVE
The investment objective of the Fund is capital growth.

PRINCIPAL INVESTMENT STRATEGIES
Armstrong invests in common stocks which offer the prospect of growth in earnings and market value. Portfolio emphasis is on companies offering favorable long term investment opportunities. For investment flexibility, the Fund's portfolio can include investments in companies with market capitalization ranging from under $1 billion in market value to over $10 billion. High quality short-term debt investments, such as U.S. Treasury Bills, are used to provide portfolio liquidity and to reduce the Fund's exposure to equities to moderate market risk.

PRIMARY RISK OF INVESTING
The Fund's share price changes daily based on the value of its holdings. You can lose money by investing in the Fund because:

      o Equity markets and individual stocks are inherently volatile and prices fluctuate widely which results in MARKET RISK.

      o Selection of portfolio investments that are unsuccessful due to market timing or fundamental business reasons can result in STOCK SELECTION RISK.

      o Varying the investment balance of the portfolio between equities and short-term debt can result in reduced portfolio equity exposure during up market cycles and excessive exposure during down markets resulting in PORTFOLIO BALANCE RISK.

Any and all of the above factors could result in Armstrong failing to achieve its objective of capital growth. The Fund's total return can be expected to fluctuate within a wide range, and stock value declines can continue for an extended period of time.

INFORMATION ON RISK/RETURN
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index. It is important for you to know that:

      o After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes; and

      o Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

      o Keep in mind that the Fund's past performance does not indicate how it will perform in the future, before and after taxes.

CALENDAR YEAR TOTAL RETURNS

   [The following table was depicted as a bar chart in the printed material.]

1994    1995    1996    1997    1998    1999    2000    2001    2002     2003
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
5.52%   19.06%  9.48%   14.15%  19.29%  19.15%  5.08%   -8.40%  -16.94%  17.77%

Note:

o 2004 year-to-date return is +2.9% (December 31, 2003 through quarter ending June 30, 2004)
o Highest return for a quarter was +23.3% (quarter ending December 31, 1998) Lowest return for a quarter was -15.1% (quarter ending September 30, 1998)
armstrong associates inc.-------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (for year ending 12/31/2003)        1 Year     5 Years    10 Years
-----------------------------------------------------------------------------------------------
Armstrong Associates, Inc.
   Return before taxes ......................................... 17.77%       2.32%       7.71%
   Return after taxes on distributions ......................... 17.65%       1.74%       6.57%
   Return after taxes on distributions and sale of fund shares . 11.70%       1.69%       5.67%
Standard & Poor's 500(A)(B) .................................... 28.69%      -0.57%      11.07%

Notes: A. Standard & Poor's 500 is a capitalization-weighted index comprised of
          500 stocks.
       B. The figures for the Standard & Poor's Index do not reflect any deductions for fees, expenses or taxes.

FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended June 30, 2004.

SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases: .........................     None
Deferred Sales Charge (Load): .....................................     None
Sales Charge (Load) Imposed on Reinvested Dividends: ..............     None
Redemption Fee: ...................................................     None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses: ..............................................     0.80%
12b-1 Distribution Fees: ..........................................     None
Other Expenses: ...................................................     0.47%
    TOTAL ANNUAL OPERATING EXPENSES: ..............................     1.27%

The following example is intended to help you compare the cost of investing in Armstrong with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% per year, and that the operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

        1 YEAR          3 YEARS         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
         $127            $400             $702          $1,597
--------------------------------------------------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

WHAT IS A MUTUAL FUND
Briefly stated, a mutual fund combines money from investors and invests in a portfolio of securities selected in line with the particular investment objective of the fund. Investors own an interest in the portfolio, represented by the shares of the fund. In the case of a no-load fund, such as Armstrong Associates, Inc. fund shares are purchased and redeemed at net asset value, which means that no sales commissions are added to or deducted from the value of the fund shares on purchase or redemption.

INTRODUCTION TO ARMSTRONG ASSOCIATES, INC.
Armstrong Associates, Inc. ("Armstrong" or the "Fund") is a no-load, diversified, open-end mutual fund which offers investors a participation in a diversified portfolio of common stocks that is professionally managed with the objective of capital growth.


2
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Investors in the Fund have an investment that is liquid. Fund shares can be purchased or redeemed at net asset value with no sales commissions. In addition to providing diversification, liquidity and professional management, the Fund provides the record keeping, brokerage commission negotiation and arranges for the safekeeping of securities, and the responsibilities involved with the day-to-day operation of a securities portfolio.

WHO SHOULD INVEST
The Fund is designed for long-term investors who are seeking the opportunity for higher long-term investment returns than the returns available through fixed income investments and who can accept the inherent market volatility associated with investments in common stocks selected for capital growth. While the Fund shares can be expected to fluctuate based on market conditions, Armstrong is not designed as a vehicle for playing short-term market swings. Dividend and interest income from Fund investments is incidental to the primary objective of capital growth.

INVESTMENT OBJECTIVE AND POLICIES OF ARMSTRONG
The investment objective of the Fund is capital growth. The Fund seeks to obtain its investment objective through emphasis on investments in common stocks and by varying the proportions of common stocks and short-term debt investments in its portfolio.

The Fund normally invests in common stocks which offer strong long term growth potential and that are judged to be attractively valued relative to the market and to their prospects. Portfolio investments can include companies with market capitalizations ranging from under $1 billion (generally considered small-cap investments) to those companies with market capitalizations valued at over $10 billion (large-cap issues). Investments are selected through fundamental research on individual companies that take into consideration industry, economic, political and marketplace factors that are expected to play a role in the success of the investment. After purchase, investments are monitored closely to gauge actual developments versus expectations.

This fundamental approach to growth investments is not short term oriented and, as a result, the Fund's portfolio turnover ratio is usually relatively low. Nevertheless, the Fund may sell a security within a relatively short period of time if changes in investment prospects indicate sale would be advisable.

The general market environment and level of perceived valuation risk in the market as well as the availability of reasonably valued investment opportunities all play a role in decisions to adjust the Fund's exposure to common stocks. Short-term debt investments (typically U.S. government obligations or high grade commercial paper with a life to maturity at the time of acquisition of less than one year) are utilized to reduce portfolio exposure to equity markets as a mechanism to moderate market risk and to seek to capitalize on potential market declines. Over the past five years, as of the June 30 fiscal year-end, the portion of the portfolio invested in common stock ranged from a high of 96.18% to a low of 90.72%. The percentage of the Fund's portfolio invested in common stocks can be expected to continue to fluctuate in the future and may at any time be higher or lower than the historical range reported for the last five years.

The investment objective of the Fund will not be changed unless authorized by a vote of the majority of the outstanding shares of the Fund. The policies and techniques used in seeking to attain the objective of the Fund may be changed without shareholder approval.

armstrong associates inc.-------------------------------------------------------

DISCUSSION OF PRIMARY RISKS

MARKET RISK
      Armstrong is managed with the objective of capital growth. Dividend income is incidental to the primary objective. Common stocks, the primary investment vehicle of the Fund, have a high level of price volatility that results in broad swings in the price level of individual stocks and equity markets. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. These fluctuations have a direct impact on Armstrong's per share price and the total return to shareholders.

STOCK SELECTION RISK
      The Fund's portfolio at any time will hold a relatively limited number of stock issues when compared to the market overall. In addition, most broad market indices are market-value weighted, giving large-cap stocks included in an index a disproportionate impact on the overall performance of the index. Importantly, Fund portfolio investments are selected based on the investment prospects seen over a time horizon of from one to three years resulting in a timing risk between year-to-year market results and the timing of the investments returns expected to be seen for individual stocks investments. These factors can result in the Fund underperforming specific broad market indices as well as other funds with similar investment objectives.

PORTFOLIO BALANCE RISK
      The Fund invests in high quality short term debt in varying amounts when a reduced level of exposure to equity investments is desired to lower market risk and to enhance portfolio liquidity for market timing purposes. The use of short term debt in the Fund portfolio can restrain asset growth in periods of rising markets and cushion asset declines in negative markets.

Any of the above factors could result in Armstrong failing to achieve its objective of capital growth. The Fund's total return can be expected to fluctuate within a wide range, so an investor could lose money with an investment in Armstrong.


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MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE FOR THE 2004 FISCAL YEAR

For the fiscal year that ended June 30, 2004, Armstrong had a total investment return of +13.22% per share, including a long-term capital gain distribution of $0.08 per share in December 2003.

The best performing stocks in Armstrong's portfolio for the twelve months, in order of total dollar gains, were: Avery Dennison, PepsiCo, Black & Decker and Royal Caribbean. On the losing side, Amgen and Clear Channel led the list.

New names that were added to the portfolio during the year included Iron Mountain, Microsoft and Tellabs, while positions in IBM, Citigroup, Ionics, Kraft and Washington Mutual were liquidated.

The general market, as measured by most broad-based market indices, showed a sharp upward move in the first half of Armstrong's fiscal year with many of the issues that had led the market during the 1998-2000 bubble recovering off their 2001-2002 lows. During the second half of Armstrong's fiscal year, the rate of market recovery eased and, on balance, equities showed a more modest improvement compared to the first half.

Armstrong lagged the general market upswing in the first half of the year due in part to its cash reserve position of 8.65% of the portfolio at the start of the year and a relatively low level of exposure to the technology areas that had been so depressed during the previous two years. During the second half of the year, as the recovery broadened and a portion of Armstrong's cash reserves had been committed, performance between the general market indices and Armstrong drew more in line.

For the twelve months, the stock market, as measured by the Standard and Poors' 500, a capitalization-weighted index, recorded a total return of +19.11%. For comparison purposes, the Lehman Brothers U.S. Treasury Composite Index had a total return of -0.94% and Vanguard Prime, a large taxable money market fund, returned +0.38% during the same period.


                                                                               5
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armstrong associates inc.-------------------------------------------------------

GRAPHS OF HISTORICAL PERFORMANCE AND RELATED COMMENTS

The following graphs compare the change in value over the past ten and twenty-eight years of $10,000 invested in the Fund compared to the same investment over the same periods in the Standard & Poor's Index of 500 Stocks (the "S&P 500") and the Value Line Composite Index, which consists of approximately 1,700 issues (the "Value Line Index").

The graphs assume that investment in the Fund, which has never been managed to emulate any particular market index, was made at the Fund's net asset value at the beginning of the 10 and 30 year periods and reflect the net asset value of the investment at the end of each of the years indicated in the period with all dividends and distributions by the Fund reinvested. The S&P 500 is adjusted to reflect reinvestment of dividends paid by securities in the index. The Value Line Index reflects only changes in the prices of the securities included in the index and does not include dividend reinvestments.

The S&P 500 is a market value-weighted index and, as a result, companies with the largest market capitalizations have a disproportionate impact on the overall performance of the index. Stocks included in the Value Line Index are equally-weighted to reflect the average price change in the stocks included in the index.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
ARMSTRONG ASSOCIATES, INC., THE S&P 500 INDEX AND THE VALUE LINE COMPOSITE INDEX
                  FOR THE 10 AND 30 YEARS ENDING JUNE 30, 2004

                                    [GRAPH]

                (10 YEARS ENDED)                6-30-2004
                                                ---------
                Armstrong Associates           $22,905.35
                S&P 500                        $30,566.40
                Value Line Composite           $13,709.12

               -------------------------------------------------
                    Average Annual Total Return of Armstrong
               Associates, Inc. for Periods Ending June 30, 2004

                            1 Year   5 Year   10 Year
               -------------------------------------------------
                            3.22%    0.78%    8.64%
               -------------------------------------------------



                                    [GRAPH]

                (30 YEARS ENDED)                6-30-2004
                                                ---------
                Armstrong Associates          $293,529.90
                S&P 500                       $363,488.33
                Value Line Composite          $ 58,353.98

               -------------------------------------------------
                    Average Annual Total Return of Armstrong
               Associates, Inc. for Periods Ending June 30, 2004

                                    30 Years
               -------------------------------------------------
                                     11.72%
               -------------------------------------------------

Note: The dollar figures and graphs reflect total returns for Armstrong
      Associates and the S&P 500 Index.

The graph and dollar values for the Value Line Composite do not include any dividend returns but simply represents price performance.

Past performance is not predictive of future performance.

Data Source: Standard & Poor's Micropal, Inc.


6
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INVESTMENT MANAGEMENT

INVESTMENT ADVISER
The investments of the Fund are managed by Portfolios, Inc. Portfolios was incorporated in 1971 and is engaged in the business of providing investment management services to individual and institutional investors. As compensation for its investment management services to the Fund, Portfolios is paid monthly a fee at the annual rate of 0.8% of the Fund's average daily net assets. Portfolios furnishes to the Fund, without additional charge, office space, local telephone service and utilities. All other expenses of the Fund's operations are the responsibility of the Fund.

Portfolios also performs certain accounting services for the Fund under an administrative services agreement for which the Fund compensates Portfolios at a rate of $16,000 per year. In addition, Portfolios is the Fund's transfer agent. As the transfer agent Portfolios receives a fee of $8,400 per year from the Fund.

Portfolio's address is 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250. It is a wholly-owned subsidiary of Lawson Investments, Inc., a corporation controlled by C. K. Lawson whose business relates primarily to Portfolios.

PORTFOLIO MANAGER
C. K. Lawson is the individual employed by Portfolios who is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Lawson has been primarily responsible for the management of the Fund's portfolio since the Adviser's formation in 1971. Mr. Lawson has been the President, Treasurer and a director of the Fund and Portfolios since 1971.

PRICING OF FUND SHARES

The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share. The Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including interest accrued but not yet received and dividends "ex" but not paid) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is calculated following the close of trading on the New York Stock Exchange (usually 4:00 p.m., New York time) each day the Exchange is open for business. The Fund shares will not be priced on any days that the New York Stock Exchange does not open (weekends and national holidays).


                                                                               7
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armstrong associates inc.-------------------------------------------------------

INFORMATION ON THE PURCHASE AND REDEMPTION OF ARMSTRONG SHARES

HOW TO PURCHASE SHARES OF THE FUND

INITIAL INVESTMENTS
To purchase shares of Armstrong for an account which does not currently own Armstrong shares, you should complete the Purchase Application on pages 12 and 13 and mail it together with a check made payable to Armstrong Associates, Inc., to the Fund at 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250. There is a $250 minimum on initial investments.

SUBSEQUENT INVESTMENTS
To purchase additional shares for an existing Armstrong account, you should send a check made payable to Armstrong Associates, Inc., and include your Armstrong shareholder account name and number. Checks can be sent to Armstrong Associates, Inc., 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250.

PURCHASE PRICE AND EFFECTIVE DATE
Your shares will be priced at the net asset value per share next determined after your order and check have been received by the Fund. The Transfer Agent will mail confirmation of your purchase to your account address after receipt of your order and funds. The Fund reserves the right to refuse any order for the purchase of its shares.

STOCK CERTIFICATES
Stock certificates for your shares will not be issued unless you request them. Certificates for fractional shares will not be issued. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. If you lose your certificate, you will incur an insurance bond expense to replace it.

REDEMPTION OF FUND SHARES

IF A STOCK CERTIFICATE HAS NOT BEEN ISSUED
If no certificate for your shares has been issued, redemption can normally be accomplished by your written request to the Fund with the appropriate shareholder signature guarantee. Under certain circumstances additional documentation may be required.

IF A STOCK CERTIFICATE HAS BEEN ISSUED
You can redeem shares for which a certificate has been issued by written request to the Fund accompanied by the certificate representing the shares being redeemed properly endorsed for transfer with the appropriate shareholder signature guarantee. Under certain circumstances additional documentation may be required.

TIMING OF REDEMPTION
Shares are redeemed at the net asset value next determined after the receipt of your written request for redemption accompanied by all necessary documentation properly completed.

DISTRIBUTION OF PROCEEDS
Proceeds are normally mailed within four days of receipt of the written redemption request along with the proper documentation. Redemption proceeds will not be mailed, however, until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified


8
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or cashier's checks) associated with share purchases have cleared (which may take up to 15 calendar days from the purchase date). Proceeds are mailed to the shareholder's address of record unless specific written instructions are received from the shareholder to the contrary.

SIGNATURE GUARANTEES
To ensure that you are the person who has authorized a redemption from your account, the Fund may require that the signatures of the appropriate persons signing or endorsing any redemption request or stock certificate be duly guaranteed by a commercial bank, a member firm of a national securities exchange or another eligible guarantor institution.

TRANSACTIONS THROUGH BROKERS
Investors who purchase or redeem shares of the Fund through broker-dealers may be subject to service fees imposed by them with respect to the services they provide. The Fund has no control over or involvement with any charges which any broker-dealer may impose. There are no fees charged by the Fund if shares are purchased or redeemed directly from the Fund.

DIVIDENDS, CAPITAL GAINS DISTRIBUTION AND FEDERAL TAX INFORMATION

Armstrong earns income from dividends and interest on its investments. The Fund also realizes capital gains or losses from the sale of securities. It is the policy of the Fund to distribute substantially all of its net income and net capital gains each year. These distributions ordinarily will be taxable, although shareholders not subject to Federal income tax will not be required to pay taxes on distributions from the Fund. Information as to the Federal income tax status of dividends and distributions will be mailed annually to each shareholder.

The Fund intends to continue to qualify for treatment as a "regulated investment company" under Federal tax law. By so qualifying, the Fund will not be liable for Federal income taxes on the net income and net capital gains distributed to shareholders which results in a higher level of net income and net capital gains available for distribution.

Unless you elect otherwise, dividends and capital gains distributions will be reinvested. They will be paid to you in the form of additional shares of the Fund which will be credited to your account.

SHAREHOLDER SERVICES

SYSTEMATIC CASH WITHDRAWAL PLAN
A shareholder may establish a systematic cash withdrawal plan under which the Fund's transfer agent, acting as the shareholder's agent, will hold all of his shares of the Fund and redeem sufficient shares to send regular monthly payments to him in any designated amount (not less than $50). Additional information regarding the Systematic Cash Withdrawal Plan may be obtained from the Fund.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")
The Fund offers a prototype tax-sheltered IRA retirement plan for investments in shares of the Fund. Anyone interested in establishing an IRA should request further information, including copies of the plan documents and more detailed descriptions of the plan, from the Fund.


                                                                               9
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armstrong associates inc.----------------------------------------------------aai

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 30 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Grant Thornton LLP, beginning with the year ended June 30, 1992, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information which is available upon request. The information for years prior to 1992 has been audited by other independent auditors.

               Per share income and capital changes for a share outstanding throughout the year ended June 30 (see notes below)
                       -------------------------------------------------------------------------------------------------------
                        2004   2003   2002   2001   2000   1999   1998   1997   1996   1995   1994   1993   1992   1991   1990
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 Beginning of year     $10.85 $10.43 $12.56 $15.70 $13.53 $12.14 $11.61 $10.45  $9.70  $8.19  $8.26  $7.08  $6.87  $7.38  $7.74

Income (loss) from
 investment operations
  Net investment
   income (loss)           --   (.01)  (.05)   .05    .01   (.01)   .03    .06    .05    .02     --    .02    .06    .16    .23

  Net realized and
   unrealized gains
   (losses) on
   investments           1.40    .44  (1.92) (2.00)  2.64   1.89   1.38   1.64   1.10   2.12    .10   1.19    .33   (.27)   .19
---------------------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Total from
 investment operations   1.40    .43  (1.97) (1.95)  2.65   1.88   1.41   1.70   1.15   2.14    .10   1.21    .39   (.11)   .42

Less distributions
  Dividends from net
   investment income       --    .01    .05     --     --    .04    .05    .07    .02    .04     --    .02    .15    .23    .24

  Distributions from
   net realized gains     .05     --    .11   1.19    .48    .45    .83    .47    .38    .59    .17    .01    .03    .17    .54
---------------------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net asset value,
 end of year           $12.20 $10.85 $10.43 $12.56 $15.70 $13.53 $12.14 $11.61 $10.45  $9.70  $8.19  $8.26  $7.08  $6.87  $7.38
====================== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ======

Total return            13.22%  4.13 (15.85)(12.99) 20.38  16.26  13.31  17.19  12.09  27.32   1.13  17.12   5.79   (.92)  5.93

Ratios/supplemental
 data
 Net assets, end
 of period (000's)    $16,227 14,148 13,875 17,565 20,126 17,214 15,213 14,300 13,100 11,961  9,255  9,680  9,366  9,228  9,770

 Ratio of expenses to
  average net assets      1.2    1.3    1.2    1.2    1.2    1.2    1.3    1.4    1.4    1.8    1.8    1.8    1.9    1.9    1.8

 Ratio of net
  investment income
  to average net assets    --     --     --     .4     .1    (.1)    .2     .5     .5     .2     --     .2     .8    2.3    2.9

Portfolio turnover rate     2%     2      8      3      3      2      7      7     19     12     15     17     35     24     44

                Per share income and capital changes for a share outstanding throughout the year ended June 30 (see notes below)
                       -------------------------------------------------------------------------------------------------------
                        1989   1988   1987   1986   1985   1984   1983   1982   1981   1980   1979   1978   1977   1976   1975
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 Beginning of year      $7.17  $9.66  $8.72  $7.65  $7.29 $10.22  $7.10  $9.37  $7.74  $7.06  $6.50  $5.68  $5.30  $3.81  $2.74

Income (loss) from
 investment operations
  Net investment
   income (loss)          .24    .09    .10    .14    .24    .16    .21    .41    .24    .23    .16    .08    .04    .03    .07

  Net realized and
   unrealized gains
   (losses) on
   investments            .67   (.53)  1.51   1.17   1.02  (2.51)  3.72  (1.28)  2.62   1.40    .84    .78    .38   1.53   1.04
---------------------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Total from
 investment operations    .91   (.44)  1.61   1.31   1.26  (2.35)  3.93   (.87)  2.86   1.63   1.00    .86    .42   1.56   1.11

Less distributions
  Dividends from net
   investment income      .11    .14    .16    .24    .14    .20    .43    .19    .23    .13    .11    .04    .04    .07    .04

  Distributions from
   net realized gains     .23   1.91    .51     --    .76    .38    .38   1.21   1.00    .82    .33     --     --     --     --
---------------------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net asset value,
 end of year            $7.74  $7.17  $9.66  $8.72  $7.65  $7.29 $10.22  $7.10  $9.37  $7.74  $7.06  $6.50  $5.68  $5.30  $3.81
====================== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ======

Total return            13.23  (6.27) 20.00  17.80  19.10 (24.01) 61.27  (9.87) 38.04  24.08  15.17  15.31   8.05  42.06  41.46%

Ratios/supplemental
 data
 Net assets, end
 of period (000's)      9,887 10,435 12,294 11,714 10,957  9,788 12,869  7,669  8,277  5,777  4,538  3,886  3,649  3,785  $2,892

 Ratio of expenses to
  average net assets      1.9    2.0    1.7    1.6    1.7    1.6    1.6    1.7    1.5    1.6    1.5    1.5    1.5    1.5     1.5

 Ratio of net
  investment income
  to average net assets   3.0    1.3    1.0    1.6    3.1    1.9    2.4    5.6    2.7    3.2    2.3    1.6    1.9     .8     2.7

 Portfolio turnover rate   46     20     51     54     53     96     59     34     60    131     97    151    113    113    210%

Notes: For a share outstanding throughout the year. Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.

       The Fund had no senior securities or outstanding debt during the thirty year period ended June 30, 2004.


                                    10 & 11
armstrong associates, inc.------------------------------------------------------

PURCHASE APPLICATION  See page 13 for instructions

TO OPEN ACCOUNT
My check for $ _____________ (minimum $250 on initial investment) made payable to Armstrong Associates, Inc. is enclosed to purchase shares of Armstrong Associates, Inc. at the net asset value applicable when my order is received and accepted.

REGISTRATION
Please register my shares as follows (see page 13 for registration instructions):

Name____________________________________________________________________________

Mailing Address_________________________________________________________________
(If P.O. Box, a street address is also necessary)

Street Address__________________________________________________________________

City_________________________________________________State_____________ZIP______

Home Telephone (including area code)____________________________________________

Business Telephone (including area code)________________________________________

Citizenship of Owner: |_| U.S Citizen  |_| Resident Alien |_| Non-resident Alien

Country of Residence (for non-resident alien)___________________________________

Date of Birth___________________________________________________________________

SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER____________________________________

DIVIDEND REINVESTMENT
_____ Reinvest all my dividends and capital gains distributions in full and fractional shares.
_____ Reinvest all my capital gains distributions in full and fractional shares but send my dividends to me in cash.
_____   Remit all dividends and distributions to me in cash.

STOCK CERTIFICATES
All shares purchased will be credited to the shareholder's account at the Fund. A certificate for any number of full shares in the account may be obtained at any time by written request to the Fund. No fractional shares will be issued.

SIGNATURE INFORMATION
Your signature should correspond to the name used in registration. If there are co-owners, both must sign.

CERTIFICATION AND ACKNOWLEDGEMENT
I acknowledge that I have received a copy of the current prospectus of Armstrong Associates, Inc.

I CERTIFY, UNDER PENALTIES OF PERJURY, THAT THE TAX IDENTIFICATION/SOCIAL SECURITY NUMBER GIVEN ABOVE IS CORRECT AND I AM NOT SUBJECT TO BACK-UP WITHHOLDING (SEE PAGE 13).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

___________________________________      _______________________________________
Signature of applicant                   Signature of co-owner (if applicable)

___________________________________
Date

-----------------------------------------------------------------------------aai

INSTRUCTIONS FOR PURCHASE APPLICATION

INSTRUCTIONS FOR OPENING ACCOUNT
Complete the Purchase Application on page 12 and mail it, together with your check made payable to Armstrong Associates, Inc., to:

        ARMSTRONG ASSOCIATES, INC.
        750 N. ST. PAUL, LB 13,
        SUITE 1300
        DALLAS, TEXAS 75201-3250

Call Armstrong at (214) 720-9101 if you have any questions on completing the Purchase Application.

DO NOT USE THE PURCHASE APPLICATION ON PAGE 12 TO OPEN AN IRA ACCOUNT. APPROPRIATE FORMS FOR AN IRA ARE AVAILABLE ON REQUEST.

REGISTRATION INSTRUCTIONS (Purchase by one individual)
State applicant's full name. A married woman must use her own given name.
Example: Jane S. Jones (NOT Mrs. John R. Jones)

JOINT REGISTRANTS
1. Joint tenants with rights of survivorship and not as tenants in common.
When two persons register shares jointly with the desire that the survivor receive total holdings on the death of the other, shares should be registered in this manner. Example: "John R. Jones and Jane S. Jones, JT.TEN.WROS."

2. Tenants in Common. Where each registrant wants his position to go to his estate in the event of his death, shares should be registered in this manner.
Example: "John R. Jones and Jane S. Jones, ATIC."

Joint tenants with rights of survivorship will be assumed if shares are registered jointly and no specification is made.

CUSTODIAN FOR A MINOR
The following form of registration should be used: "Robert Smith (one adult only) as custodian for Nancy Smith (one minor only) under (state of residence of minor) Uniform Gifts to Minors Act." The tax identification number provided should be that of the minor.

PARTNERSHIPS
Accounts may be registered in the name of a partnership. The application must be signed by a duly authorized partner.

CORPORATIONS
Shares to be registered in the name of a corporation must be registered in the exact legal title of the organization and the application must be signed by a duly authorized officer.

BACKUP WITHHOLDING
You are not subject to backup withholding if the Internal Revenue Service (a) has not notified you that you are subject to such withholding or (b) has notified you that you are no longer subject to such withholding. If you are subject to backup withholding, cross out the words "and that I am not subject to backup withholding" on page 12 (Purchase Application) above the signature, and the appropriate withholding instructions will be applied to your account.

armstrong associates, inc.------------------------------------------------------

INFORMATION ON ARMSTRONG

A NO-LOAD MUTUAL FUND
Armstrong Associates, Inc. is a no-load mutual fund. There are no sales commissions charged by the Fund when you buy or redeem shares.

INVESTMENT OBJECTIVE
Armstrong's investment objective is capital growth. The Fund seeks this objective through investments in common stocks and by varying the proportions of common stocks and short-term debt investments in its portfolio.

PROSPECTUS INFORMATION
This Prospectus contains information an investor should know about the Fund before investing. Please retain it for future reference.

ADDITIONAL INFORMATION
Additional Information about the Fund's investments and operations is available in the Fund's annual and semi-annual shareowner reports. A Statement of Additional Information contains more details, and is incorporated in this Prospectus by reference.

These documents and other information are available upon request, without charge, by writing or calling collect: Armstrong Associates, Inc.
                                        750 N. St. Paul, LB 13
                                        Suite 1300
                                        Dallas, Texas 75201-3250
                                        (214) 720-9101
                                        (214) 871-8948 FAX

Information about the Fund, including the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington DC (call 800-SEC-0330 for information on how to use the Public Reference Room). Reports and other information about the Fund are also available at the SEC's website (http://www.sec.gov) and copies may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington DC 20549-6009. Armstrong's Investment Company Act file number is 811-1548.

                                   [LOGO] aai
                           armstrong associates inc.
         750 N. St. Paul, LB 13   Suite 1300   Dallas, Texas 75201-3250
                        (214) 720-9101   (214) 871-8948 FAX

                                                                File No. 2-27539

                           ARMSTRONG ASSOCIATES, INC.
                       750 N. St. Paul, LB 13, Suite 1300
                            Dallas, Texas 75201-3250
                                 (214) 720-9101
                              (214) 871-8948 (Fax)

                       STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund which has been filed with the Securities and Exchange Commission. The Prospectus can be obtained by writing or calling collect the Fund at the above telephone number or address.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

Armstrong's History and Classification ....................................    2

Certain Fundamental Restrictions on Investment Policy .....................    2

Information Concerning the Directors and Officers of
  Armstrong Associates, Inc................................................    3

Director and Officer Compensation .........................................    4

Director Ownership of Fund Shares .........................................    5

Standing Director Committees of The Fund ..................................    6

Information on the Investment Adviser .....................................    7

Board Basis for Selection of Advisor ......................................    8

Code of Ethics ............................................................    9

Proxy Information .........................................................    9

Brokerage Allocation ...................................................... 9-10

Description of Capital Stock ..............................................   10

Pricing of Shares .........................................................   10

Purchase of Shares ........................................................   11

Redemption of Shares ......................................................   11

Calculation of Performance Data ...........................................   12

Dividends and Federal Income Tax Information ..............................   12

Other Information .........................................................   13

        Custodian .........................................................   13

        Transfer Agent ....................................................   13

        Independent Auditors ..............................................   13

        Legal Counsel .....................................................   13

        Proxy Polices and Procedures ......................................14-15

Financial Statements ......................................................   16

                              --------------------

The date of this Statement of Additional Information and the Prospectus is October 29, 2004.

                     ARMSTRONG'S HISTORY AND CLASSIFICATION

      The Fund was incorporated under Texas law in 1967. Since that time the Fund has been a diversified, open-end investment management company with the investment objective of capital growth.

              CERTAIN FUNDAMENTAL RESTRICTIONS ON INVESTMENT POLICY

      The Fund operates under certain restrictions on investment policy which are fundamental and cannot be changed without approval by the holders of a majority of the outstanding shares of the Fund. Under these restrictions, the Fund cannot: (a) borrow money except for temporary purposes and then only in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; (b) issue senior securities; (c) invest in any real estate, but this limitation does not preclude an investment in the marketable securities of an issuer the business of which involves the purchase or sale of real estate or interests therein; (d) engage in the purchase or sale of any commodity or commodities futures contract; (e) make loans of its assets to other persons except through the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities; (f) purchase any securities on margin except such short-term credits that are necessary for the clearance of transactions, nor participate on a joint or joint and several basis in any trading account in securities; (g) make short sales of securities; (h) acquire more than 10% of any class of securities of any issuer; (i) invest in securities for the purpose of exercising control of management; (j) invest in securities of any other investment company; (k) underwrite the securities of other issuers or knowingly purchase securities of other issuers which are subject to contractual restrictions on resale or under circumstances where if the securities are later publicly offered or sold by the Fund, the Fund might be deemed to be an underwriter for the purpose of the Securities Act of 1933; (l) invest more than 15% of the value of its total assets in securities with a limited trading market; (m) invest more than 25% of its assets in any one industry; (n) write, purchase or sell puts, calls or combinations thereof; or
(o) with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of purchase in the securities of any one issuer.

                INFORMATION CONCERNING THE DIRECTORS AND OFFICERS
                          OF ARMSTRONG ASSOCIATES, INC.

The directors of Armstrong Associates have been elected by the fund's shareholders to oversee the fund's operation and insure that management's actions are in line with the objectives and limitations detailed in the fund's prospectus as well as in the best interests of the shareholders. Each director serves the fund until the fund's termination or the director's resignation, removal or retirement.

Armstrong is the only mutual fund managed by Portfolios, Inc., the fund's advisor. The mailing address of the directors and officers of the fund is 750 N. St. Paul, Dallas, TX. 75201. Additional information about the directors is in Armstrong's Statement of Additional Information, available without charge from the fund.

NAME AND                   POSITION WITH FUND        PRINCIPAL OCCUPATION(S)
DATE OF BIRTH              AND STARTING YEAR         DURING PAST 5 YEARS
-------------              -----------------         -------------------
Officers/Director
-----------------

C.K. Lawson               President,                 President and Director,
September 14, 1936        Treasurer and              Director Portfolios, Inc
                          1967.

Candace L. Bossay         Vice President and         Vice President and
October 12, 1948          Secretary                  Secretary,
                          1973                       Portfolios, Inc.

Independent Directors
---------------------

Eugene P. Frenkel, M.D.   Director                   Professor of Internal
August 27, 1929           1981                       Medicine and Radiology, Southwestern
                                                     Medical School

Douglas W. Maclay         Director                   President, Maclay
November 29, 1927         1967                       Properties Company

R.H. Stewart Mitchell     Director                   Private Investor
March 14, 1930            1982

Cruger S. Ragland         Director                   Retired President,
August 7, 1933            1982                       Ragland Insurance
                                                     Agency, Inc.; Director,
                                                     Solar Kinetics Inc.

Ann D. Reed                Director                  Private Investor
September 6, 1933          1981

                        DIRECTOR AND OFFICER COMPENSATION

      All officers of the Fund are employees of the Adviser, and they receive no salary from the Fund. C. K. Lawson, President and a director of the Fund, and C.
L. Bossay, Vice President and Secretary of the Fund, are officers of the Adviser and are compensated by the Adviser. The directors of the Fund who are not affiliated with the Adviser received fees for retainers and for attending Board of Directors meetings aggregating $8,600 during the fiscal year ended June 30, 2004. The compensation paid by the Fund to the Fund's directors for the fiscal year ended June 30, 2004 was as follows:

                               COMPENSATION TABLE

                                                         AGGREGATE
                                                         COMPENSATION
NAME                                  POSITION           FROM FUND
----                                  --------           ---------

Eugene P. Frenkel, M.D.               Director           $1,800

Douglas W. Maclay                     Director           $1,800

R. H. Stewart Mitchell, Jr.           Director           $1,800

Cruger S. Ragland                     Director           $1,800

Ann D. Reed                           Director           $1,400

                        DIRECTOR OWNERSHIP OF FUND SHARES

      On August 1, 2004 the officers and directors named above, as a group, beneficially owned approximately 23.0% of the outstanding shares of the Fund, including approximately 8.3% beneficially owned by Mr. Mitchell and approximately 5.8% beneficially owned by Mr. Ragland. To the knowledge of the Fund, no other person beneficially owned 5% or more of its outstanding shares.

      The following table sets forth information describing the dollar range of shares beneficially owed by each director of Armstrong Associates, Inc. as of the end of the 2003 calendar year.


                     DOLLAR RANGE OF ARMSTRONG SHARES OWNED
                             AS OF DECEMBER 31, 2003

                                                   Dollar Range of
               Name                                Fund Shares Owned
               ----                                -----------------

               Eugene P. Frenkel                   Over $100,000

               C. K. Lawson                        Over $100,000

               Douglas W. Maclay                   $10,000 - $50,000

               R. H. Stewart Mitchell              Over $100,000

               Cruger Ragland                      Over $100,000

               Ann Reed                            Over $100,000

                    STANDING DIRECTOR COMMITTEES OF THE FUND

AUDIT COMMITTEE

      The Audit Committee members are Douglas W. Maclay (Chairman), R. H. Stewart Mitchell, Jr. and Cruger S. Ragland. The committee acts as liaison between the Independent Auditors (Auditors) of the Fund and the full Board of Directors (the Board) of the Fund. The function of the committee is oversight and the Auditors are accountable to the committee and the Board. The committee meets as necessary but at least annually. Committee responsibilities include reviewing the annual audit with the Auditors, meeting with the Auditors as needed and recommending the appointment of Auditors to the Board.

NOMINATING COMMITTEE

      The Nominating Committee members are Ann D. Reed (Chairman), Eugene P. Frenkel, M.D., and Douglas W. Maclay. The committee makes nomination as needed for Independent Directors for the Board of Directors. The committee meets as necessary. The committee will consider nominees to the Board made by fund shareholders. Such recommendations should be submitted in writing to the Secretary of the Armstrong Associates, Inc.

                      INFORMATION ON THE INVESTMENT ADVISER

      Since its organization in 1971, Portfolios, Inc. ("the Advisor") has been the investment adviser of the Fund. Pursuant to an investment advisory agreement dated October 30, 1981 (the "Advisory Agreement"), Portfolios manages the Fund's investments. The Advisory Agreement provides that, as compensation for its services, the Adviser will be paid monthly a fee at the annual rate of 0.8% of the Fund's average daily net assets for each fiscal year. The Adviser furnishes to the Fund, at the Adviser's expense, office space, local telephone service and utilities, and is responsible for the compensation of directors, officers and employees of the Fund who are interested persons of the Adviser. Expenses of the Fund not paid by the Adviser are borne by the Fund and include, but are not limited to, fees and expenses of the Fund's legal counsel, of its independent auditors and of its custodian and transfer agent, printing costs incurred by the Fund and compensation of directors who are not interested persons of Portfolios. Portfolios also performs for the Fund certain accounting services pursuant to an administrative services agreement dated October 25, 1985, for which the Fund compensates Portfolios at the rate of $16,000 per annum.

      The Advisory Agreement provides that Portfolios shall reimburse the Fund for all expenses (including the advisory and administrative fees but excluding interest, taxes, brokerage commissions and extraordinary charges such as litigation costs) incurred by the Fund with respect to any fiscal year in excess of the following percentages of its average daily net assets for the fiscal year: 2% of the first $10 million of average daily net assets; 1.5% of the next $20 million of average daily net assets; and 1% of the remaining average daily net assets. For the fiscal years ended June 30, 2002, 2003 and 2004, the Fund paid investment advisory fees of $129,920, $107,059.49, and $122,274 respectively.

      Effective January 1, 1995, Portfolios became the Fund's transfer agent, registrar, redemption agent and dividend disbursing agent. As the Transfer Agent the Adviser receives $700 per month, plus reimbursement for certain out of pocket expenses, including without limitation costs of forms, statements, envelopes, postage, shipping, telephone, insurance, legal fees and statement microfiche copies. Portfolios is a subagent with respect to certain record keeping and administrative services for certain individual retirement accounts, pursuant to an arrangement with The Union Bank of California, N. A. pursuant to which the bank acts as custodian for the individual retirement accounts and the Adviser pays the bank $7.50 per account, per year, which charge is passed through to the account holder without markup.

      Portfolios is engaged in the business of providing investment advisory and management services to individual and institutional investors. Lawson Investments, Inc., a corporation controlled by C. K. Lawson, owns all of the outstanding stock of the Adviser.

                     BOARD'S BASIS FOR SELECTION OF ADVISER

      The Board of Directors decision to renew Armstrong's investment advisory agreement with Portfolios, Inc. was based on a number of considerations with three factors particularly standing out as the basis for their decision. First, considering the requirements and objectives of the Fund's prospectus and the relative performance achieved for the shareholders, the Board felt that Portfolios had provided satisfactory long term investment results while generally avoiding excessive volatility and risk in the Fund's price. Second, the Board concluded that the administrative and transfer agent services that Portfolio provided Armstrong had been done efficiently and at reasonable cost. Third, the Board believed that the management of Portfolios, having been directly involved with the management and administration of Armstrong for approximately 37 years, provided an unusually high level of beneficial continuity between the Fund and its shareholders.

                                 CODE OF ETHICS

      The Fund and its Adviser, Portfolios, Inc, have adopted a Code of Ethics (the Code) that covers applicable personnel of the Fund and the Adviser. Within specific guidelines, restrictions, and procedures and after receiving prior management approval, the Code permits subject personnel to invest in securities covered by the Code for their own accounts, including securities that may be purchased or held by the Fund. Securities not covered by the Code include open-ended mutual funds, U.S. Treasury securities and certain money market instruments. The Code is available without charge, upon request, by calling (collect) (214)-720-9101 or on the SEC's website at http://www.sec.gov.

                                PROXY INFORMATION

      Proxy Voting Policies and Procedures are detailed on pages 14 and 15 of this statement.

      A copy of Armstrong's proxy voting record regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling Armstrong Associates, Inc. (collect) at (214)-720-9101 or on the SEC's website at http://www.sec.gov.

                              BROKERAGE ALLOCATION

      In the allocation of brokerage, it is the Fund's policy to seek the best price and execution. The Fund, however, does not consider that this objective is served by seeking the lowest commission rates available. It gives preference, and may pay higher commission rates, to brokers that, in addition to having the capability of obtaining the best price for the security itself and of executing the order with speed, efficiency and confidentiality, also provide research and statistical and similar information and services ("Research") to Portfolios, Inc. Subject to the Fund's policy to normally effect its principal transactions with principal market makers, the Fund may effect principal transactions with dealers that provide Research to the Fund. Research furnished by brokers through whom the Fund effects securities transactions includes written reports analyzing economic and financial characteristics of industries and companies and telephone communications with securities analysts and others, and is used by the Adviser in servicing all of its accounts, although not all of the Research is used by the Adviser in connection with the Fund. There is no reduction in the fees paid to the Adviser as a consequence of its receipt of such Research.

      The Adviser selects the brokers through whom the Fund's securities transactions are executed and negotiates the commission rates for all brokerage transactions on national securities exchanges. The amount of the brokerage commission is typically negotiated after the completion of the transaction. The Adviser, however, must determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage services and Research provided by the broker, viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. In fiscal 2004 all of the Fund's brokerage commissions were paid to brokers that supplied Research to the Adviser. Neither the Fund nor the Adviser has any agreement or understanding, or any internal allocation arrangement, to direct any of the Fund's brokerage transactions to any particular broker because of Research provided.

      Subject to the policy of seeking best price and execution, brokerage commissions for the execution of portfolio transactions may be paid to brokers that have affiliated persons in common with the Adviser, but no brokerage commissions were paid to such persons during the three years ended June 30, 2004. Sales of Fund shares may be a factor considered in the selection of brokers to execute portfolio transactions.

      For the fiscal years ended June 30, 2002, 2003, and 2004 the Fund paid aggregate brokerage commissions of $8,852, $3,293, and $7,046 respectively. Year-to-year fluctuations in the aggregate levels of brokerage commissions are attributable primarily to fluctuations in the volume of portfolio brokerage transactions as a result of changing market conditions.

                          DESCRIPTION OF CAPITAL STOCK

      Armstrong has authorized capital of 6,000,000 shares of common stock, par value of $1 per share. Each share outstanding is entitled to one vote at all meetings of shareholders (cumulative voting is not permitted) and to share equally in dividends and other distributions and in the Fund's net assets on liquidation. Annual meetings of shareholders will not be held except as required by applicable law. Shares when issued will be fully paid and non-assessable, will have no preemptive rights and will be redeemable.

                                PRICING OF SHARES

      The public offering price of the Fund's shares is equal to the Fund's net asset value per share. The entire offering price from the sale of the Fund's shares accrues to the Fund.

      The net asset value of the Fund's shares is determined following the close of trading of the New York Stock Exchange on each day on which the Exchange is open for business. The Fund's net asset value will not be computed on weekends and national holidays when the New York Stock Exchange is closed. The Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received and dividends "ex" but not paid) and dividing the result by the total number of shares outstanding. A security quoted on the New York Stock Exchange Composite Tape or on the NASDAQ National Market shall be valued at its last sale price as reported thereon prior to the time as of which assets are valued. A security not quoted on the New York Stock Exchange Composite Tape or the NASDAQ National Market shall be valued (i), in the case of an exchange listed security, at the last reported sale price on that exchange where it is quoted prior to the time as of which assets are valued and
(ii), in the case of securities which are not traded or did not trade on an exchange or for which over-the-counter last sale market quotations are not readily available, on the basis of the last current bid price prior to the time as of which assets are valued. When market quotations are not available or when restricted securities are being valued, the security shall be valued at the fair value determined in good faith by the Board of Directors of the Fund. In the event that the Fund should have other assets, they would be valued at fair value as determined in good faith by the Board of Directors.

                               PURCHASE OF SHARES

      The Fund continuously offers its shares directly to the public at the net asset value next computed after receipt of a check made payable to Armstrong Associates, Inc., or receipt of funds wired to the Funds custodian bank (See "Information on Purchase and Redemption of Fund Shares" in prospectus).

                              REDEMPTION OF SHARES

      The Fund will redeem shares from stockholders of record at the per share net asset value next determined after receipt of a written request that the shares be redeemed, together with proper documentation, as discussed under "Redemption of Fund Shares" in the Prospectus.

      As stated under "Redemption of Fund Shares - Signature Guarantees" in the Prospectus, the Fund may require the signature of the appropriate persons signing or endorsing any redemption request or stock certificate to be duly guaranteed by an eligible guarantor institution. "Eligible guarantor institutions, " as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public's signature acknowledgment will not be accepted as a substitute for such a signature guarantee.

      Payment for shares redeemed will be made by the Fund within four days of receipt of the written redemption request along with the proper documentation. Redemption of shares or payment may be suspended at times (a) when the New York Stock Exchange is closed, (b) when trading on the Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits for the protection for the protection of investors. Any determination regarding when trading on the New York Stock Exchange is restricted for the purpose of (b) above, or whether an emergency referenced in (c) above exists, will be made by the SEC.

      Payment for shares redeemed may be made either in cash or in portfolio securities, or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that market conditions exist which would make such a practice detrimental to the best interests of the Fund. If payments for shares redeemed are made wholly or partly in portfolio securities, the securities will be valued at the value used in calculating the value of the shares to be redeemed. Brokerage costs may be incurred by the investor in converting the securities to cash. In addition, the investor would be exposed to investment risks associated with the securities received and capital gain taxes could be incurred on the sale of the securities.

                         CALCULATION OF PERFORMANCE DATA

      From time-to-time the Fund may advertise its total return. Total return figures are based on historical performance results and are not intended to indicate future performance. The total return of the Fund refers to the average annual percentage rate of return over a specified period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. The Fund may also compute a total return for multi year and partial year periods computed in the same manner but without annualizing the total return.

      Quotations of average annual total return are expressed in terms of the average annual compounded rate of return of a hypothetical $10,000 investment in the Fund over various specified annual periods that end on the date of the most recent balance sheet in the Fund's registration statement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV
Where:            P   =        A hypothetical initial investment of $10,000
                      T        =    Average annual total return
                      n        =    Number of years
                      ERV      =    Ending redeemable value of the
                                    hypothetical $10,000 payment made at the beginning of the specified period at the end of the period (or fractional portion thereof).

The total return for the Fund will vary from period-to-period and no reported performance figure should be considered an indication of performance which may be expected in the future.

                     DIVIDENDS AND FEDERAL INCOME TAX STATUS

      The Fund has met the requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code since it commenced doing business as an investment company and intends to maintain such qualification. As a regulated investment company, the Fund is not taxed on its ordinary income or net capital gains to the extent distributed to shareholders. Distributions to shareholders ordinarily will be taxable, although shareholders not subject to federal income tax will not be required to pay taxes on distributions from the Fund. If the Fund failed to qualify under Subchapter M, the Fund would be taxable on its net ordinary income and net capital gains, thereby reducing the net ordinary income and net capital gains available for distribution to shareholders.

                                OTHER INFORMATION

      CUSTODIAN. The Union Bank of California, N.A., 475 Sansome Street, 15th Floor, San Francisco, California 94111 is the custodian of the Fund's portfolio securities and custodian for the Fund's tax-sheltered retirement plans.

      TRANSFER AGENT. Portfolios, Inc., 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250 is the Fund's transfer agent and dividend disbursing agent.

      INDEPENDENT AUDITORS. Grant Thornton, LLP, 1717 Main Street, Suite 500, Dallas, Texas 75201, are independent auditors for the Fund. The statements of assets and liabilities and portfolio of investments in securities as of June 30, 2004 of the Fund, and the related statement of operations for the year then ended, the related statements of changes in net assets for each of the two years in the period then ended, and selected per share data and ratios for each of the thirteen years in the period then ended, included in this Statement of Additional Information have been so included in reliance on the report of Grant Thornton, LLP, and upon the authority of said firm as experts in auditing and accounting.

      LEGAL COUNSEL. Jackson & Walker, L.L.P., 901 Main Street, Suite 6000, Dallas, Texas 75202-3797, are legal counsel to the Fund.

                           PROXY POLICY AND PROCEDURES

PROXY POLICY OF THE FUND

In the universe of mutual funds, Armstrong Associates, Inc. (the "Fund") is a relatively small entity. It has the investment objective of capital growth and the securities of companies that it generally invests in are actively traded on major domestic exchanges. The size of the Fund's investment positions, the liquidity of the stocks that it invests in and the large number of potential investments gives the Fund's investment manager (Portfolios, Inc.) a significant level of flexibility in making investment decisions for the Fund's portfolio. It is the view of the Fund's Board of Directors that the investment manager should maximize his efforts in finding investments that are likely to meet the Fund's objectives.

The proxies received on the investments held in the portfolio of Armstrong are reviewed and evaluated individually by the Fund's investment manager. Generally, proxies are voted in favor of management proposals and recommendations unless they are considered, on review, to not be in the best interest of Armstrong's shareholders. The evaluation made by the Fund's investment manager takes into consideration the nature of a company's business and the expectations involved in owning a particular company's securities.

A primary consideration in making and maintaining a portfolio investment is the level of confidence the investment manager has in a company's investment prospects and the capability of the company's management to achieve those prospects. If management proposals seem, on analysis, to be inappropriate to the best interest of the Fund shareholders, the Fund's investment manager will vote against such proposals. In line with the investment flexibility of the Fund given its market position, if the analysis is sufficiently negative to undermine confidence in the company's management and its investment prospects, the Fund's investment manager should consider selling the investment and reinvesting the proceeds elsewhere.

PROXY REVIEW AND VOTING PROCEDURES

1. All proxies are reviewed and evaluated by the investment manager for appropriateness in the context of the investment prospects held for the security.

2. The evaluation is on a case by case basis and the best interest of the Fund shareholders is the investment manager's primary concern.

3. If the evaluation of the proposals is favorable, the proxy will be voted for management.

4. If the evaluation is negative, the proxy will be voted against the proposal.

5. In the case of negative conclusions, the investment manager will consider liquidating the position.

6. The investment manager will refer all proxy issues where there could be a conflict of interest, such as a familial or business relationship, to the Fund directors for resolution.

7. Appropriate records of the proxy review and voting actions are maintained by the investment manager. The investment manager prepares the required SEC filing of Form N-PX for the Fund.

8. The investment manager presents the proxy voting guidelines and procedures and Form N-PX to the Board of Directors of Armstrong for review and approval annually.

PORTFOLIO OF INVESTMENTS IN SECURITIES -- JUNE 30, 2004


-----------------------------------------------------------------------------------------------------
                                                          Shares or
                                                       principal amount     Cost         Market value
-----------------------------------------------------------------------------------------------------
COMMON STOCK (85.09%)

   Industry and issue

ADVERTISING AND MEDIA (7.70%)
   Clear Channel Communication                               6,000         267,650          221,700
   Omnicom Corporation                                       5,000         275,750          379,450
   Spanish Broadcasting                                     13,000         120,290          121,290
   Time Warner, Inc.*                                       30,000         208,193          527,400
--------------------------------------------                            ----------       ----------
                                                                           871,883        1,249,840
--------------------------------------------                            ----------       ----------
AEROSPACE (3.83%)
   The Boeing Company                                        5,000       $ 293,580       $  255,450
   United Technologies Corp.                                 4,000         254,750          365,920
--------------------------------------------                            ----------       ----------
                                                                           548,330          621,370
--------------------------------------------                            ----------       ----------
CHEMICALS AND RELATED (8.87%)
   Avery Dennison Corp.                                     15,000         211,200          960,150
   Praxair, Inc.                                             6,000         212,890          478,920
--------------------------------------------                            ----------       ----------
                                                                           424,090        1,439,070
--------------------------------------------                            ----------       ----------
COMMUNICATIONS AND RELATED (3.28%)
   Corning, Inc.                                            24,000         131,044          313,440
   Tellabs, Inc.                                            25,000         205,750          218,500
--------------------------------------------                            ----------       ----------
                                                                           336,794          531,940
--------------------------------------------                            ----------       ----------
COMPUTER, SOFTWARE AND RELATED (10.38%)
   Dell Computer                                             8,000         232,103          286,560
   Intel Corporation                                        10,000         169,100          276,000
   Microsoft, Inc.                                          10,000         267,700          285,600
   Oracle Systems Corporation*                              48,000          75,279          572,640
   UTI Worldwide                                             5,000         157,229          264,100
--------------------------------------------                            ----------       ----------
                                                                           901,411        1,684,900
--------------------------------------------                            ----------       ----------
CONSUMER PRODUCTS AND RELATED (8.16%)
   Black & Decker Corporation                               10,000         216,760          621,300
   The Gillette Company                                      7,232         166,636          306,637
   Kimberly Clark Corporation                                6,000         230,820          395,280
--------------------------------------------                            ----------       ----------
                                                                           614,216        1,323,217
--------------------------------------------                            ----------       ----------
ENVIRONMENTAL SERVICES (4.08%)
   Waste Connection                                          8,000         241,041          355,920
   Waste Management, Inc.                                   10,000         309,301          306,500
--------------------------------------------                            ----------       ----------
                                                                           550,342          662,420
--------------------------------------------                            ----------       ----------
FINANCIAL AND RELATED (2.09%)
   Bank of America Corporation                               4,000         240,350          338,480
--------------------------------------------                            ----------       ----------
FOOD, BEVERAGES AND RELATED (6.64%)
   Pepsico, Inc.                                            20,000         116,803        1,077,600
--------------------------------------------                            ----------       ----------
LEISURE TIME (2.14%)
   Royal Caribbean Cruises Ltd                               8,000         203,565          347,280
--------------------------------------------                            ----------       ----------
MEDICAL AND RELATED (16.07%)
   Abbott Laboratories                                      20,000         114,024          815,200
   AMGEN, Inc.                                               6,000         243,091          327,420
   Hospira, Inc.                                             2,500           9,454           69,000
   Medtronics, Inc.                                         20,000         190,439          974,400
   Pfizer, Inc.                                             12,284         170,000          421,096
--------------------------------------------                            ----------       ----------
                                                                           727,008        2,607,116
--------------------------------------------                            ----------       ----------
OFFICE SUPPLIES AND EQUIPMENT (3.71%)
   Iron Mountain                                             7,000         265,082          337,820
   Staples, Inc.*                                            9,000         175,876          264,690
--------------------------------------------                            ----------       ----------
                                                                           440,958          602,510
--------------------------------------------                            ----------       ----------
RESTAURANTS (2.94%)
   Brinker International                                    14,000         260,962          477,680
--------------------------------------------                            ----------       ----------
RETAIL (5.20%)
   Wal-Mart Stores, Inc.                                    16,000         196,800          844,160
--------------------------------------------                            ----------       ----------
     Total common stocks                                                 6,433,512       13,807,583
--------------------------------------------                            ----------       ----------

---------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS IN SECURITIES -- JUNE 30, 2004, CONTINUED

------------------------------------------------------------------------------------------------------------
                                                                  Shares or
                                                               principal amount      Cost       Market value
------------------------------------------------------------------------------------------------------------

SHORT-TERM DEBT (12.65%)
     U.S. Treasury bills, due July and August 2004                  2,047,219     $ 2,047,219    $ 2,047,219
--------------------------------------------------                                -----------    -----------

          Total investment securities - 97.71%                                    $ 8,480,731    $15,854,802
==================================================                                ===========    -----------

          Other assets less liabilities - 2.29%                                                      372,353
--------------------------------------------------                                               -----------
          Net assets - 100.00%                                                                   $16,227,155
==================================================                                               ===========

* Non-income producing

See Accompanying Notes to Financial Statements.
------------------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS -- YEAR ENDED JUNE 30, 2004
------------------------------------------------------------------------------------------------------------
Investment income
        Dividends                                                                                $   188,765
        Interest                                                                                       5,993
----------------------------------------------------------------                                 -----------
                                                                                                     194,758
     Operating expenses
        Investment advisory fees                                                   $  122,274
        Administrative fees                                                            16,000
        Custodian fees                                                                  7,284
        Transfer agent fees                                                             9,400
        Legal fees                                                                        810
        Accounting fees                                                                17,036
        Registration fees, licenses and other                                           1,895
        Reports and notices to shareholders                                             9,250
        Directors' fees and expenses                                                    8,600
        Insurance expense                                                               1,800        194,349
----------------------------------------------------------------                  -----------    -----------
             Net investment income                                                                       409
----------------------------------------------------------------                                 -----------
   REALIZED AND UNREALIZED GAINS ON INVESTMENTS
     Realized gains
        Proceeds from sales                                                                        1,687,962
        Cost of securities sold                                                                    1,285,763
----------------------------------------------------------------                                 -----------
             Net realized gains                                                                      402,199
----------------------------------------------------------------                                 -----------
     Unrealized appreciation
        Beginning of year                                                                          5,903,574
        End of year                                                                                7,374,071
----------------------------------------------------------------                                 -----------
             Increase in unrealized appreciation                                                   1,470,497
----------------------------------------------------------------                                 -----------
             Net realized and unrealized gains on investments                                      1,872,696
----------------------------------------------------------------                                 -----------
             Increase in net assets from operations                                              $ 1,873,105
================================================================                                 ===========

See Accompanying Notes to Financial Statements.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES -- JUNE 30, 2004
------------------------------------------------------------------------------------------------------------

ASSETS:
Investments in securities, at market value (identified cost, $8,480,731)                         $15,854,802
Cash                                                                                                 102,856
Dividends receivable                                                                                  12,300
Interest receivable                                                                                      256
Receivable from sales of capital stock                                                               268,843
Prepaid expenses and other assets                                                                      2,345
--------------------------------------------------------------                                   -----------
                                                                                                  16,241,402
LIABILITIES:
Payable to Portfolios, Inc                                                                            12,984
Accrued expenses and other liabilities                                                                 1,263
--------------------------------------------------------------                                   -----------
                                                                                                      14,247
--------------------------------------------------------------                                   -----------
Net assets                                                                                       $16,227,155
==============================================================                                   ===========

Net assets consist of Paid in capital                                                             $8,486,983
   Distributions in excess of net investment income                                                  (21,395)
   Accumulated undistributed net realized gains on investments                                       387,496
   Net unrealized appreciation on investments                                                      7,374,071
--------------------------------------------------------------                                   -----------
Net assets applicable to 1,329,879 shares outstanding                                            $16,227,155
==============================================================                                   ===========
Net asset value per share                                                                            $ 12.20
==============================================================                                   ===========

See Accompanying Notes to Financial Statements.


-------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS-- YEARS ENDED JUNE 30                                              2004        2003
-------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income (loss)                                                                  $       409 $   (15,322)
   Net realized gains on investments                                                                 402,199     206,881
   Increase in unrealized appreciation of investments                                              1,470,497     367,262
------------------------------------------------------------------------------------             ----------- -----------
     Net increase in net assets resulting from operations                                          1,873,105     558,821
Distributions to shareholders
   Distributions paid from net investment income                                                          --     (13,294)
   Distributions paid from net capital gains                                                        (104,528)         --
------------------------------------------------------------------------------------             ----------- -----------
     Decrease in net assets resulting from distributions to shareholders                            (104,528)    (13,294)
Capital share transactions
   Net proceeds from sale of capital stock                                                         1,032,046   1,062,750
   Net asset value of shares issued as reinvestment of dividends                                     100,613      12,780
------------------------------------------------------------------------------------             ----------- -----------
                                                                                                   1,132,659   1,075,530
Less cost of shares repurchased                                                                     (821,800) (1,347,985)
------------------------------------------------------------------------------------             ----------- -----------
     Net increase (decrease) in net assets resulting from capital share transactions                 310,859    (272,455)
------------------------------------------------------------------------------------             ----------- -----------
     Total increase in net assets                                                                  2,079,436     273,072
NET ASSETS:
Beginning of year                                                                                 14,147,719  13,874,647
------------------------------------------------------------------------------------             ----------- -----------
End of year (Note)                                                                               $16,227,155 $14,147,719
====================================================================================             =========== ===========


Note: At June 30, 2004, undistributed net realized investment gains were $387,535, and distributions in excess of net investment income were $21,395. At June 30, 2003, undistributed net realized investment gains were $89,864, and distributions in excess of net investment income were $21,804.

See Accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2004
--------------------------------------------------------------------------------

NOTE A -- NATURE OF OPERATIONS AND SUMMARY OF ACCOUNTING POLICIES

      A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

NATURE OF OPERATIONS

      Armstrong   Associates,   Inc.  (the  Company)  is  registered  under  the
Investment Company Act of 1940, as amended, as a diversified, open-end investment management company.

VALUATION OF SECURITIES

      The Company's investments in common stocks traded on a national securities exchange or reported on the NASDAQ national market are carried at market value, which is determined by the last reported sales price as reported thereon prior to the time as of which assets are valued. Short-term debt securities are carried at cost which approximates market.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

      Investment transactions are recorded on the trade date basis, and realized gains and losses are calculated using the identified cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

USE OF ESTIMATES

      The  preparation  of financial  statements in conformity  with  accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B -- FEDERAL INCOME TAXES

      As of June 30, 2004, the Company qualified and intends to continue to qualify each fiscal year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By qualifying, the Company will not be subject to federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

NOTE C -- PURCHASES AND SALES OF SECURITIES

      For the year ended June 30, 2004, purchases and sales of securities, excluding short-term debt securities and U.S. Government obligations, aggregated $738,531 and $1,687,962, respectively.

      The Company paid total brokerage commissions aggregating $7,046 in 2004 on purchases and sales of investment securities. All commissions were paid to unaffiliated broker-dealers.

NOTE D -- INVESTMENT ADVISORY, TRANSFER AGENT AND ADMINISTRATIVE FEES

      The Company has agreed to pay its investment adviser, Portfolios, Inc. (Portfolios), a fee of .80% per annum of the average net asset value of the Company. For the year ended June 30, 2004, investment advisory fees to Portfolios amounted to $122,274. In order to effectively limit the expenses of the Company, the adviser has agreed to reimburse the Company for all expenses (including the advisory fee but excluding brokerage commissions, taxes and interest and extraordinary charges such as litigation costs) incurred by the Company in any fiscal year in excess of 2% of the first $10 million of its average daily net assets for the fiscal year, 1.5% of the next $20 million of average daily net assets and 1% of the remainder. No reimbursements were required during the year ended June 30, 2004.

      Portfolios is the transfer agent for the Company. Applicable fees and expenses of $9,400 were incurred by the Company for the year ended June 30, 2004. In addition, under the terms of an administrative services agreement between Portfolios and the Company, Portfolios provides accounting services to the Company for an annual fee of $16,000 payable in equal monthly installments. At June 30, 2004, the Company owed Portfolios $12,984 in accrued investment advisory fees and accounting services.

NOTE E -- CAPITAL STOCK

      On June 30, 2004, there were 6,000,000 shares of $1 par value capital stock authorized, and capital paid in was $8,486,984. Transactions in capital stock for the years ended June 30, 2004 and 2003 were as follows:

                                                              2004       2003
-------------------------------------------------------------------------------
Shares sold                                                  87,342     102,880
Shares issued as reinvestment of dividends                    8,709       1,228
--------------------------------------------------          -------     -------
                                                             96,051     104,108

    Shares redeemed                                         (70,321)   (130,332)
--------------------------------------------------          -------     -------
     Net increase (decrease) in shares outstanding           25,730     (26,224)
==================================================          =======    ========

NOTE F -- DISTRIBUTIONS TO SHAREHOLDERS

         The tax character of distributions paid during the years ending June 30 was as follows:

                                          2004                      2003
--------------------------------------------------------------------------------
                                     Amount  Per share         Amount  Per share
-----------------------             -------- ---------        -------- ---------
Distributions paid from

   Ordinary income                  $     --        --        $ 13,294  $    .01

   Capital gains                     104,528  $    .08              --        --
-----------------------             --------  --------        --------  --------
                                    $104,528  $    .08        $ 13,294  $    .01
=======================             ========  ========        ========  ========


--------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION

Selected per Share Data and Ratios

                          Per share income and capital changes for a share outstanding throughout the year ended June 30(a)
                       -------------------------------------------------------------------------------------------------------
                        2004   2003   2002   2001   2000   1999   1998   1997   1996   1995   1994   1993   1992   1991   1990
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 Beginning of year     $10.85 $10.43 $12.56 $15.70 $13.53 $12.14 $11.61 $10.45  $9.70  $8.19  $8.26  $7.08  $6.87  $7.38  $7.74

Income (loss) from
 investment operations
   Net investment
    income (loss)          --   (.01)  (.05)   .05    .01   (.01)   .03    .06    .05    .02     --    .02    .06    .16    .23

  Net realized and
   unrealized gains
   (losses) on
   investments           1.40    .44  (1.92) (2.00)  2.64   1.89   1.38   1.64   1.10   2.12    .10   1.19    .33   (.27)   .19
                       ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Total from
 investment operations   1.40    .43  (1.97) (1.95)  2.65   1.88   1.41   1.70   1.15   2.14    .10   1.21    .39   (.11)   .42

Less distributions
  Dividends from net
   investment income       --    .01    .05     --     --    .04    .05    .07    .02    .04     --    .02    .15    .23    .24

  Distributions from
   net realized gains     .05     --    .11   1.19    .48    .45    .83    .47    .38    .59    .17    .01    .03    .17    .54
                       ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net asset value,
 end of year           $12.20 $10.85 $10.43 $12.56 $15.70 $13.53 $12.14 $11.61 $10.45  $9.70  $8.19  $8.26  $7.08  $6.87  $7.38
                       ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ======

Total return            13.22%  4.13 (15.85)(12.99) 20.38  16.26  13.31  17.19  12.09  27.32   1.13  17.12   5.79   (.92)  5.93

Ratios/supplemental
 data
 Net assets, end
 of period (000's)    $16,227 14,148 13,875 17,565 20,126 17,214 15,213 14,300 13,100 11,961  9,255  9,680  9,366  9,228  9,770

Ratio of expenses to
 average net assets       1.2    1.3    1.2    1.2    1.2    1.2    1.3    1.4    1.4    1.8    1.8    1.8    1.9    1.9    1.8

Ratio of net
 investment income
 to average net assets     --     --     --     .4     .1    (.1)    .2     .5     .5     .2     --     .2     .8    2.3    2.9

Portfolio turnover rate     2%     2      8      3      3      2      7      7     19     12     15     17     35     24     44




                          Per share income and capital changes for a share outstanding throughout the year ended June 30(a)
                       -------------------------------------------------------------------------------------------------------
                        1989   1988   1987   1986   1985   1984   1983   1982   1981   1980   1979   1978   1977   1976   1975
------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 Beginning of year      $7.17  $9.66  $8.72  $7.65  $7.29 $10.22  $7.10  $9.37  $7.74  $7.06  $6.50  $5.68  $5.30  $3.81  $2.74

Income (loss) from
 investment operations
   Net investment
    income (loss)         .24    .09    .10    .14    .24    .16    .21    .41    .24    .23    .16    .08    .04    .03    .07

 Net realized and
  unrealized gains
  (losses) on
  investments             .67   (.53)  1.51   1.17   1.02  (2.51)  3.72  (1.28)  2.62   1.40    .84    .78    .38   1.53   1.04
                       ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Total from
 investment operations    .91   (.44)  1.61   1.31   1.26   (2.35) 3.93   (.87)  2.86   1.63   1.00    .86    .42   1.56   1.11

Less distributions
  Dividends from net
   investment income      .11    .14    .16    .24    .14   .20     .43    .19    .23    .13    .11    .04    .04    .07    .04

  Distributions from
   net realized gains     .23   1.91    .51     --    .76    .38    .38   1.21   1.00    .82    .33     --     --     --     --
                       ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net asset value,
 end of year            $7.74  $7.17  $9.66  $8.72  $7.65  $7.29 $10.22  $7.10  $9.37  $7.74  $7.06  $6.50  $5.68  $5.30   $3.81
                       ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ======

Total return            13.23  (6.27) 20.00  17.80  19.10 (24.01) 61.27  (9.87) 38.04  24.08  15.17  15.31   8.05  42.06  41.46%

Ratios/supplemental
 data
 Net assets, end
 of period (000's)      9,887 10,435 12,294 11,714 10,957  9,788 12,869  7,669  8,277  5,777  4,538  3,886  3,649  3,785  $2,892

Ratio of expenses to
 average net assets       1.9    2.0    1.7    1.6    1.7    1.6    1.6    1.7    1.5    1.6    1.5    1.5    1.5    1.5     1.5

Ratio of net
 investment income
 to average net assets    3.0    1.3    1.0    1.6    3.1    1.9    2.4    5.6    2.7    3.2    2.3    1.6    1.9     .8     2.7

Portfolio turnover rate    46     20     51     54     53     96     59     34     60    131     97    151    113    113    210%

(a) For a share outstanding throughout the year. Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.

(b) The Fund had no senior securities or outstanding debt during the thirty year period ended June 30, 2004.

SEE ACCOMPANYING REGISTERED ACCOUNTING FIRM'S REPORT.
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of
Directors Armstrong Associates, Inc.

We have audited the accompanying statement of assets and liabilities of Armstrong Associates, Inc., including the schedule of portfolio of investments in securities as of June 30, 2004, the statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended June 30, 2004, and the selected per share data and ratios for each of the thirteen years in the period ended June 30, 2004. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits. The selected per share data and ratios for each of the seventeen years in the period ended June 30, 1991, were audited by other independent certified public accountants whose report thereon dated July 19, 1991, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Armstrong Associates, Inc. as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2004, and the selected per share data and ratios for each of the thirteen years in the period ended June 30, 2004, in conformity with accounting principles generally accepted in the United States of America.

GRANT THORNTON LLP

Dallas, Texas
July 16, 2004
--------------------------------------------------------------------------------

                            PART C: OTHER INFORMATION

Item 22. Exhibits
         --------

     (a)       Restated  Articles of Incorporation of the Fund filed October 28,
               1983
               [Exhibit (a), Form N-1A Post-Effective Amendment No. 45]

     (b)(1) Bylaws of the Fund as amended through August 27, 1987 [Exhibit (b)(1), Form N-1A Post-Effective Amendment No. 45]

     (b)(2) Amendment to Bylaws of the Fund, effective August 25, 1993 [Exhibit (b)(2), Form N-1A Post-Effective Amendment No. 45]

     (c)       See Exhibit (a)

     (d) Investment Advisory Agreement dated October 30, 1981 between the Fund and Portfolios, Inc.
               [Exhibit (d), Form N-1A Post-Effective Amendment No. 45]

     (e)       None

     (f)       None

     (g) Custody Agreement dated September 9, 1994 between the Fund and The Bank of California, N.A.
               [Exhibit g, Form N-1A, Post-Effective Amendment No. 45]

     (h)(1) Amended and Restated Transfer Agent Agreement dated May 17, 1995 [Exhibit (h)(1), Form N-1A Post Effective Amendment No. 45]

     (h)(2) Administrative Services Agreement dated October 24, 1985 between the Fund and Portfolios, Inc.
               [Exhibit (h)(2), Form N-1A Post-Effective Amendment No. 45]

     (i) Opinion of Jackson & Walker, L.L.P. as to legality of securities being registered and related consent
               [Exhibit (j), Form N-1A Post-Effective Amendment No. 46]

     (j)       Consent of Grant Thornton L.L.P
               [Filed Herewith]

     (k)       Not Applicable

     (l)       None

     (m)       None

     (n)       None

Item 23. Persons Controlled by or Under Common Control with Registrant
         -------------------------------------------------------------

     None

Item 24. Indemnification
         ---------------

          Article 2.02-1 of the Texas Business Corporation Act and Article XI of the Bylaws of the Fund provide for the indemnification of directors and officers of the Fund against certain liabilities.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 25. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

          In addition to serving as investment adviser to the Fund, Portfolios, Inc. serves as investment adviser to a number of other persons, none of whom is believed to be an investment company.

                            Positions and Offices   Positions and Offices
              Name          with Portfolios, Inc.       with the Fund
              ----          ---------------------   ---------------------

       C. K. Lawson(a)      President, Treasurer    President, Treasurer
                            and Director            and Director

       Candace L. Bossay(b) Secretary               Vice President
                                                    and Secretary

          (a) Mr. Lawson is President, Treasurer and a director of Lawson Investments, Inc. ("LII"), a corporation which owns all of the outstanding stock of Portfolios, Inc. and the principal business address of which is 750 North St. Paul, LB 13, Suite 1300, Dallas, Texas 75201.

          (b)  Ms. Bossay is Vice President and Secretary of L.I.

Item 26. Principal Underwriters
         ----------------------

          Not Applicable.

Item 27. Location of Accounts and Records
         --------------------------------

          Physical possession of all accounts, books and other documents required to be maintained by the Fund and the Adviser pursuant to ss.31 of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Fund and the Adviser at 750 North St. Paul, LB 13, Suite 1300, Dallas, Texas, except that certain records are maintained at the offices of the Fund's custodian, The Union Bank of California, N.A., 475 Sansome Street, 15th Floor, San Francisco, California 94111.

Item 28. Management Services
         -------------------

          Not applicable.

Item 29. Undertakings
         ------------

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and State of Texas, on October 29, 2004.

                                        ARMSTRONG ASSOCIATES, INC.

                                        By: /s/ Candace L. Bossay
                                            -------------------------------
                                            Candace L. Bossay, Vice President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated below on October 29, 2004.

         Signature                                      Title

                                         President, Treasurer and Director
        C.K. LAWSON*                     (Principal Executive Officer and
                                         Principal Financial and Accounting
                                         Officer)

     EUGENE P. FRENKEL*                  Director


                                         Director
     DOUGLAS W. MACLAY*


 R.H. STEWART MITCHELL, JR.*             Director


     CRUGER S. RAGLAND*                  Director


      ANN REED DITTMAR*                  Director


*By:  /s/ Candace L. Bossay
      --------------------------------
      Candace L. Bossay
      Attorney-in-Fact under Power of
      Attorney filed as Exhibit 15